EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 333-19237 of Bank United Corp. on Form S-1 of our report dated October 28, 1996, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Consolidated Financial and Other Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Houston, Texas
August 13, 1997